EMPLOYMENT AGREEMENT


THIS AGREEMENT, effective as of the 1st day of January, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron Medical Industries,
Inc. organized and existing under the laws of the State of Florida or any successor entity thereof
(hereinafter referred to as ("the Company"), and J.
Robert Saron (hereinafter referred to as "the
Employee").


                   WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as President and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company.
The Employee agrees to devote all of his time and efforts to the performance of his duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of his duties to the best of his professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company. Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of his duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 1st day of January, 1998, and shall continue until December 31, 2002 or until terminated as hereinafter provided.
After December 31, 2002 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March
31st of the year the Employer plans to terminate.




Employment Agreement
J. ROBERT SARON
January 1, 1998
PAGE 2


4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Tampa
Bay, Florida area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to ONE HUNDRED THIRTY SIX
THOUSAND ONE HUNDRED TWENTY TWO DOLLARS AND 68/100
($136,122.68) per year, payable in equal weekly installments.

b. During the term of employment, Employee shall receive an automobile allowance in the amount of FIVE
HUNDRED TWENTY FIVE AND 81/100 DOLLARS ($525.81) per month, payable in equal weekly installments..

c. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

d. During the term of employment, the Employee shall receive an Annual Raise in the amount of 7.5% on June
1 of every year, subject to review and adjustment by the Board of Directors.

6) VACATION/SICK: The Company agrees that the Employee shall be entitled to a vacation, with full pay, of three (3) weeks (fifteen working days), during each year of Employee's employment. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company.
Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years.
The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of his employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile.



Employment Agreement
J. Robert Saron
January 1, 1998
Page 3


As a prerequisite to any payment or reimbursement by the Company for business expenses, the Employee shall submit receipts of all such expenses to the Company;
and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.

8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and his dependents under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.




Employment Agreement
J. Robert Saron
January 1, 1998
Page 4

c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate his damages due to termination pursuant to this subparagraph.

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, of if there is a change in the control of the Company, the Employee may elect to terminate his employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four




Employment Agreement
J. Robert Saron
January 1, 1998
Page 5


(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever.



Employment Agreement
J. Robert Saron
January 1, 1998
Page 6


In addition, the Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with his acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during his tenure as an officer and director had a) breached his duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.

7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: J. Robert Saron

9807 Ashley Drive
Seminole, FL 34642

16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as


Employment Agreement
J. Robert Saron
January 1, 1998
Page 7

amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are personal to him and no such rights or benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.












Employment Agreement
J. Robert Saron
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.

An-Con Genetics, Inc.

_________________________
J. Robert Saron, Employee

_________________________
J. Robert Saron, Chief Executive Officer

________________________
Andrew Makrides, President

Signed Sealed and delivered in the presence of:

_________________________
Witness

_________________________
Witness






























               EMPLOYMENT AGREEMENT

THIS AGREEMENT, effective as of the 1st day of January, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron Medical Industries,
Inc. organized and existing under the laws of the State of Florida or any successor entity thereof
(hereinafter referred to as ("the Company"), and Joel
Moore (hereinafter referred to as "the Employee").

                   WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as Vice President-U.S. Sales and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company. The Employee agrees to devote all of his time and efforts to the performance of his duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of his duties to the best of his professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company. Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of his duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 1st day of January, 1998, and shall continue until December 31, 1999 or until terminated as hereinafter provided.
After December 31, 1999 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March
31st of the year the Employer plans to terminate.



Employment Agreement
Joel Moore
January 1, 1998
Page 2


4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Tampa
Bay, Florida area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to SIXTY THREE THOUSAND
NINETY EIGHT DOLLARS AND 36 /100 ($63,098.36) per year, payable in equal weekly installments.

b. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

c. During the term of employment, the Employee shall receive an Annual Raise on June 1 of every year, as determined by the Board of Directors.

6) VACATION/SICK: The Company agrees that the Employee shall be entitled to a vacation, with full pay, of two
(2) weeks (ten working days), during each year of Employee's employment. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company. Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years. The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of his employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile. As a prerequisite to any payment or reimbursement by the Company for business expenses, the Employee shall submit receipts of all such expenses to the Company; and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.



Employment Agreement
Joel Moore
January 1, 1998
Page 3


8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and his dependents under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.

c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be



Employment Agreement
Joel Moore
January 1, 1998
Page 4


obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate his damages due to termination pursuant to this subparagraph.

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, of if there is a change in the control of the Company, the Employee may elect to terminate his employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four



Employment Agreement
Joel Moore
January 1, 1998
Page 5

(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever. In addition, the

Employment Agreement
Joel Moore
January 1, 1998
Page 6


Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with his acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during his tenure as an officer and director had a) breached his duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.

7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: Joel Moore
14445 87th Avenue N.
Seminole, FL 33776







Employment Agreement
Joel Moore
January 1, 1998
Page 7

16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are personal to him and no such rights or benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.




Employment Agreement
Joel Moore
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.


                 An-Con Genetics, Inc.


_____________________
Joel Moore, Employee

________________________
J. Robert Saron, Chief Executive Officer

________________________
Andrew Makrides,President

Signed Sealed and delivered in the presence of:


_________________________
Witness

_________________________
Witness
























                           EMPLOYMENT AGREEMENT


THIS AGREEMENT, effective as of the 1st day of January, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron
Medical Industries, Inc. organized and existing under the laws of the State of Florida or any successor entity thereof (hereinafter referred to as ("the
Company"), and Richard Kozloff (hereinafter referred to as "the Employee").


                                WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as Vice President-Regulatory
Affairs and Quality Assurance and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company. The
Employee agrees to devote all of his time and efforts to the performance of his duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of his duties to the best of his professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company. Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of his duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 1st day of January, 1998, and shall continue until December 31, 1999 or until terminated as hereinafter provided.




Employment Agreement
Richard Kozloff
January 1, 1998
Page 2

After December 31, 1999 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March
31st of the year the Employer plans to terminate.
4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Tampa
Bay, Florida area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to SEVENTY FIVE THOUSAND
DOLLARS AND 12 /100 ($75,000.12) per year, payable in equal weekly installments.

b. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

c. During the term of employment, the Employee shall receive an Annual Raise on June 1 of every year, as determined by the Board of Directors.

6) VACATION/SICK: The Company agrees that the Employee shall be entitled to a vacation, with full pay, of two
(2) weeks (ten working days), during each year of Employee's employment. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company. Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years. The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of his employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile. As a prerequisite to any payment or reimbursement by the Company for business expenses,


Employment Agreement
Richard Kozloff
January 1, 1998
Page 3


the Employee shall submit receipts of all such expenses to the Company; and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.

8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and his dependents under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.






Employment Agreement
Richard Kozloff
January 1, 1998
Page 4




c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate his damages due to termination pursuant to this subparagraph.

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, or if there is a change in the control of the Company, the Employee may elect to terminate his employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four
Employment Agreement
Richard Kozloff
January 1, 1998
Page 5


(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever.



Employment Agreement
Richard Kozloff
January 1, 1998
Page 6


In addition, the Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with his acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during his tenure as an officer and director had a) breached his duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.


7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: Richard Kozloff

1658 Virginia Avenue
Palm Harbor, FL 34683






Employment Agreement
Richard Kozloff
January 1, 1998
Page 7


16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are personal to him and no such rights or benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.






Employment Agreement
Richard Kozloff
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.


     An-Con Genetics, Inc.



________________________
Richard Kozloff, Employee


________________________
J. Robert Saron, Chief Executive Officer

______________________
Andrew Makrides, President

Signed Sealed and delivered in the presence of:

_______________________
Witness

______________________
Witness





























                            EMLOYMENT AGREEMENT
                          EMPLOYMENT AGGREEMENT

THIS AGREEMENT, effective as of the 1st day of January, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron Medical Industries,
Inc. organized and existing under the laws of the State of Florida or any successor entity thereof
(hereinafter referred to as ("the Company"), and Andrew Makrides (hereinafter referred to as "the
Employee").


                                WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as President and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company.
The Employee agrees to devote all of his time and efforts to the performance of his duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of his duties to the best of his professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company. Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of his duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 1st day of January, 1998, and shall continue until December 31, 2002 or until terminated as hereinafter provided.
After December 31, 2002 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March
31st of the year the Employer plans to terminate.
Employment Agreement
Andrew Makrides
January 1, 1998
Page 2


4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Long
Island, New York Area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to NINETY TWO THOUSAND
SEVEN HUNDRED AND SEVENTY THREE AND 20/100 DOLLARS
($92,773.20) per year, payable in equal weekly installments.

b. During the term of employment, Employee shall receive an automobile allowance in the amount of FIVE
HUNDRED TWENTY FIVE AND 81/100 DOLLARS ($525.81) per month, payable in equal weekly installments..

c. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

d. During the term of employment, the Employee shall receive an Annual Raise in the amount of 7.5% on June
1 of every year, subject to review and adjustment by the Board of Directors.

6) VACATION/SICK: The Company agrees that the Employee shall be entitled to a vacation, with full pay, of three (3) weeks (fifteen working days), during each year of Employee's employment. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company.
Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years.
The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of his employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile.

Employment Agreements
Andrew Makrides
January 1, 1998
Page 3

As a prerequisite to any payment or reimbursement by the Company for business expenses, the Employee shall submit receipts of all such expenses to the Company;
and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.

8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and his dependents under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.


Employment Agreement
Andrew Makrides
January 1, 1998
Page 4

c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate his damages due to termination pursuant to this subparagraph.

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, or if there is a change in the control of the Company, the Employee may elect to terminate his employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four
Employment Agreement
Andrew Makrides
January 1, 1998
Page 5

(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever. In addition, the

Employment Agreement
Andrew Makrides
January 1, 1998
Page 6


Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with his acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during his tenure as an officer and director had a) breached his duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.

7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: Andrew Makrides

20 Damin Circle
St. James, NY 11780






Employment Agreement
Andrew Makrides
January 1, 1998
Page 7


16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are personal to him and no such rights or benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.



Employment Agreement
Andrew Makrides
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.


     An-Con Genetics, Inc.




_____________________
Andrew Makrides, Employee

_____________________
J. Robert Saron, Chief Executive Officer

________________________
Andrew Makrides, President



Signed Sealed and delivered in the presence of:


_________________________
Witness

________________________
Witness





















                           EMPLOYMENT AGREEMENT

THIS AGREEMENT, effective as of the 6th day of May, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron Medical Industries, Inc. organized and existing under the laws of the State of Florida or any successor entity thereof (hereinafter referred to as ("the Company"), and Genard McCualey (hereinafter referred to as "the Employee").

                                WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as Electrosurgical Project
Manager and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company. The Employee agrees to devote all of his time and efforts to the performance of his duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of his duties to the best of his professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company.
Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of his duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 6th day of May, 1998, and shall continue until May 5, 2000 or until terminated as hereinafter provided. After May 5, 2000 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March 31st of the year the Employer plans to terminate.


Employment Agreement
Genard McCualey
January 1, 1998
Page 2


4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Tampa
Bay, Florida area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to SEVENTY THOUSAND
DOLLARS AND 00 /100 ($70,000.00) per year, payable in equal weekly installments.

b. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

6) VACATION/SICK: The Company agrees that the Employee
shall be entitled to a vacation, with full pay, of two
(2) weeks (ten working days), during each year of
Employee's employment.   Such vacation shall accrue on
a weekly basis. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company. Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years. The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of his employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile. As a prerequisite to any payment or reimbursement by the Company for business expenses, the Employee shall submit receipts of all such expenses to the Company; and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.

8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and his dependents under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain



Employment Agreement
Genard McCualey
January 1, 1998
Page 3


and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.

c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate his damages due to termination pursuant to this subparagraph.


Employment Agreement
Genard McCualey
January 1, 1998
Page 4

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, or if there is a change in the control of the Company, the Employee may elect to terminate his employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to two times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four
(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;





Employment Agreement
Genard McCualey
January 1, 1998
Page 5

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever. In addition, the Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with his acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit
Employment Agreement
Genard McCualey
January 1, 1998
Page 6

against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during his tenure as an employee had a) breached his duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.

7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: Genard McCualey

7100 30th Avenue North
St. Petersburg, FL 33710

16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.







Employment Agreement
Genard McCualey
January 1, 1998
Page 7

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are personal to him and no such rights or benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.


























Employment Agreement
Genard McCualey
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.


                An-Con Genetics, Inc.


________________________
Genard McCualey, Employee

________________________
J. Robert Saron, Chief Executive Officer


___________________
Delton N. Cunningham, Secretary


Signed Sealed and delivered in the presence of:

__________________________
Witness

__________________________
Witness

























                          EMPLOYMENT AGREEMENT


THIS AGREEMENT, effective as of the 1st day of January, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron Medical Industries, Inc. organized and existing under the laws of the State of Florida or any successor entity thereof (hereinafter referred to as ("the Company"), and Delton N. Cunningham (hereinafter referred to as "the Employee").

                                WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as Vice President/Chief
Financial Officer and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company. The Employee agrees to devote all of his time and efforts to the performance of his duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of his duties to the best of his professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company.
Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of his duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 1st day of January, 1998, and shall continue until December 31, 2000 or until terminated as hereinafter provided.
After December 31, 2000 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March
31st of the year the Employer plans to terminate.
Employment Agreement
Delton N. Cunningham
January 1, 1998
Page 2

4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Tampa
Bay, Florida area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to SEVENTY EIGHT THOUSAND
EIGHT HUNDRED SEVENTY TWO AND 56/100 ($78,872.56) per year, payable in equal weekly installments.

b. During the term of employment, Employee shall receive an automobile allowance in the amount of FIVE
HUNDRED TWENTY FIVE AND 81/100 DOLLARS ($525.81) per month, payable in equal weekly installments..

c. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

d. During the term of employment, the Employee shall receive an Annual Raise in the amount of 7.5% on June
1 of every year, subject to review and adjustment by the Board of Directors.

6) VACATION/SICK: The Company agrees that the Employee shall be entitled to a vacation, with full pay, of three (3) weeks (fifteen working days), during each year of Employee's employment. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company.
Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years.
The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of his employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile. As a prerequisite to any payment or reimbursement by the Company for business expenses, the Employee shall submit receipts of all such

Employment Agreement
Delton N. Cunningham
January 1, 1998
Page 3



expenses to the Company; and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.

8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and his dependents under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.



Employment Agreement
Delton N. Cunningham
January 1, 1998
Page 4

c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate his damages due to termination pursuant to this subparagraph.

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, or if there is a change in the control of the Company, the Employee may elect to terminate his employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four
Employment Agreement
Delton N. Cunningham
January 1, 1998
Page 5

(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever. In addition, the

Employment Agreement
Delton N. Cunningham
January 1, 1998
Page 6


Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with his acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during his tenure as an officer and director had a) breached his duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.

7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: Delton N. Cunningham

7500 Normandy Court
Seminole, FL 33772






Employment Agreement
Delton N. Cunningham
Janauary 1, 1998
Page 7


16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are personal to him and no such rights or benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.



Employment Agreement
Delton N. Cunningham
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.


        An-Con Genetics, Inc.

______________________
Delton N. Cunningham, Employee

______________________
J. Robert Saron, Chief Executive Officer


_______________________
Andrew Makrides, President

Signed Sealed and delivered in the presence of:

_________________________
Witness

_________________________
Witness

























                           EMPLOYMENT AGREEMENT


THIS AGREEMENT, effective as of the 1st day of January, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron Medical Industries,
Inc. organized and existing under the laws of the State of Florida or any successor entity thereof
(hereinafter referred to as ("the Company"), and Moshe
Citronowicz (hereinafter referred to as "the
Employee").

                                WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as Executive Vice
President/Chief Operating Officer and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company.
The Employee agrees to devote all of his time and efforts to the performance of his duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of his duties to the best of his professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company. Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of his duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 1st day of January, 1998, and shall continue until December 31, 2002 or until terminated as hereinafter provided.
After December 31, 2002 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March
31st of the year the Employer plans to terminate.

Employment Agreement
Moshe Citronowicz
January 1, 1998
Page 2


4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Tampa
Bay, Florida area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to NINETY NINE THOUSAND
NINE HUNDRED FIVE DOLLARS AND 52/100 DOLLARS
($99,905.52) per year, payable in equal weekly installments.

b. During the term of employment, Employee shall receive an automobile allowance in the amount of FIVE
HUNDRED TWENTY FIVE AND 81/100 DOLLARS ($525.81) per month, payable in equal weekly installments..

c. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

d. During the term of employment, the Employee shall receive an Annual Raise in the amount of 7.5% on June
1 of every year, subject to review and adjustment by the Board of Directors.

6) VACATION/SICK: The Company agrees that the Employee shall be entitled to a vacation, with full pay, of three (3) weeks (fifteen working days), during each year of Employee's employment. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company.
Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years.
The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of his employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile. As a prerequisite to any payment or reimbursement by the Company for business expenses,


Employment Agreement
Moshe Citronowicz
January 1, 1998
Page 3


the Employee shall submit receipts of all such expenses to the Company; and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.

8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and his dependents under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.






Employment Agreement
Moshe Citronowicz
January 1, 1998
Page 4

c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate his damages due to termination pursuant to this subparagraph.

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, or if there is a change in the control of the Company, the Employee may elect to terminate his employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four



Employment Agreement
Moshe Citronowicz
January 1, 1998
Page 5

(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever. In addition, the





Employment Agreement
Moshe Citronowicz
January 1, 1998
Page 6


Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with his acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during his tenure as an officer and director had a) breached his duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.

7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: Moshe Citronowicz

2806 Meadow Hill Dr. N.
Clearwater, FL 34621






Employment Agreement
Moshe Citronowicz
January 1, 1998
Page 7

16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are
personal to him and no such rights or
benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement
constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.




Employment Agreement
Moshe Citronowicz
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.


                    An-Con Genetics, Inc.

______________________
Moshe Citronowicz, Employee

______________________
J. Robert Saron, Chief Executive Officer

___________________________
Andrew Makrides,President


Signed Sealed and delivered in the presence of:


_________________________
Witness

_________________________
Witness

























                           EMPLOYMENT AGREEMENT


THIS AGREEMENT, effective as of the 1st day of January, 1998, by and between An-Con Genetics, Inc. a corporation, organized and existing under the laws of the State of Delaware, and Aaron Medical Industries,
Inc. organized and existing under the laws of the State of Florida or any successor entity thereof
(hereinafter referred to as ("the Company"), and Janis
Dezso (hereinafter referred to as "the Employee").


                                WITNESSETH:

WHEREAS, the Company is a corporation existing and authorized to do business in the State of Delaware
(An-Con); and Florida (Aaron) and

WHEREAS, the Company is desirous of securing
Employee's services and Employee is willing to provide such services.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1) EMPLOYMENT OF EMPLOYEE: The Company hereby agrees to employ the Employee, and the Employee hereby agrees to accept said employment pursuant to the terms and conditions of this Agreement.

2) DUTIES: The Employee shall render, as an employee, professional services as Director of International
Sales and shall perform such additional duties as may be assigned to the Employee by the Board of Directors of the Company. The Employee agrees to devote all of her time and efforts to the performance of her duties, except for customary vacations and reasonable absences due to illness or other incapacity as set forth herein, and to perform all of her duties to the best of her professional ability and comply with such reasonable policies, standards, and regulations of the Company as are from time to time established by the Board of Directors of the Company. Nothing contained herein shall be construed so as to prohibit or prevent the Employee from engaging in any business activity as long as such activities do not conflict or interfere with the adequate performance of her duties hereunder.

3) TERM : The initial term of employment under this Agreement shall be effective as of the 1st day of January, 1998, and shall continue until December 31, 1999 or until terminated as hereinafter provided.
After December 31, 1999 the term of this Agreement shall be automatically extended for continuous terms of one year each unless the Employer provides the Employee with written notice of termination by March
31st of the year the Employer plans to terminate.




Employment Agreement
Janis Dezso
January 1, 1998
Page 2

4) PLACE OF EMPLOYMENT : It is understood that the employee will permanently reside and work in the Tampa
Bay, Florida area.

5) COMPENSATION : For all services rendered to the Company, the Employee agrees to accept as total compensation a sum computed as set forth in this section.

a. During the employment of the Employee, the Employee shall receive the sum equal to FIFTY ONE THOUSAND
NINETY NINETY DOLLARS AND 88/100 ($51,099.88) per year, payable in equal weekly installments.

b. Bonuses: Shall be determined from time to time by the Board of Directors at its discretion.

c. During the term of employment, the
Employee shall receive an Annual Raise on June 1 of every year, as determined by the Board of Directors.

6) VACATION/SICK: The Company agrees that the Employee shall be entitled to a vacation, with full pay, of three (3) weeks (fifteen working days), during each year of Employee's employment. The scheduling of any vacation shall be coordinated with the Company so that the staffing needs of the Company are met to the extent reasonably possible. The Employee may be entitled to such further paid vacation as is approved in writing by the Board of Directors of the Company.
Any accrued vacation not taken by the Employee during a year shall be available for use in subsequent years.
The employee may elect to receive cash payment for one weeks vacation every calendar year. The employee shall be granted sick time in accordance with the policy outlined in the company's policy manual.

7) REIMBURSEMENT OF BUSINESS EXPENSES : The Company agrees to pay, either directly, or indirectly by payment to the Employee, for all of the Employee's approved entertainment, travel and miscellaneous business expenses incurred by him during the course of her employment. Employee shall be entitled, on each business related travel to Coach Airline tickets on Domestic Travel and Business Class Airline tickets on
International Travel and a full size rental automobile. As a prerequisite to any payment or reimbursement by the Company for business expenses, the Employee shall submit receipts of all such expenses to the Company; and the Company's obligation to effect payment or reimbursement of such expenses shall be only to the extent of such receipts.

8) ADDITIONAL BENEFITS : The Company shall obtain and pay for group medical and dental insurance for the Employee and her dependents under such group insurance

Employment Agreement
Janis Dezso
January 1, 1998
page 3

program and plan that the Board of Directors of the Company deems appropriate. The Company shall obtain and pay for group term life insurance in the amount of $50,000.00 for the Employee under such group insurance program and plan that the Board of Directors of the Company deems appropriate. The Company shall further provide a disability plan upon such terms and conditions that are, at a minimum, equal to or better than those maintained by the Company as of the date of this agreement.

9) PROPERTY DEFINED : The Employee understands and agrees that all Company files, customer files, legal files, legal research files, form files, forms, examples, samples, and all briefs and memoranda, and other work product are the sole and exclusive property of the Company; and the same shall remain in the possession of the Company and shall constitute the property of the Company irrespective of who prepared the same. The Employee shall not remove, photocopy, photograph or in any other manner duplicate or remove said property of the Company.

10) DISPOSITION OF PROPERTY UPON TERMINATION OF
EMPLOYMENT : In the event the employment of the Employee with the Company is terminated, the Employee agrees and understands that all files and all customers of the Company are the sole and exclusive property of the Company, and the Employee shall have no right, title or interest in the same.

11) TERMINATION OF EMPLOYMENT : The employment of the
Employee may be terminated as follows:

a) By the death of the Employee and the Employee's estate shall be paid the basic annual compensation due the Employee pro-rated through the date of termination.

b) By the Employee at any time upon at least thirty
(30) days prior written notice to the Company; and the Company shall be obligated to pay the Employee the basic annual compensation due him pro-rated to the effective date of termination.

c) By the Company, without cause, with the majority approval of the Board of Directors of the Company at any time upon at least thirty (30) days prior written notice to the Employee: and the Company shall be obligated to pay the Employee compensation currently in effect including all bonuses, accrued or prorata, and expenses up to the date of termination. During any subsequent years remaining on the contract, the Employee shall be paid the salary in effect at the time of termination payable weekly. Employee shall not have to account for other compensation from other sources or otherwise mitigate her damages due to termination pursuant to this subparagraph.


Employment Agreement
Janis Dezso
January 1, 1998
Page 4

d) If the Company terminates this agreement, without cause, or fails to meet its obligations to the employee on a timely basis, or if there is a change in the control of the Company, the Employee may elect to terminate her employment agreement. Upon any such termination or breach of any of the Company's obligations hereunder, the Company shall pay the Employee a lump severance equal to three times the annual salary and bonus in effect the month preceding such termination or breach as well as any other sums which may be due under the terms hereof up to the date of termination.

e) By the Company, if during the term of this Employment Agreement the Employee violates the provisions of Paragraph 12 hereof, or is found guilty in a court of law of any crime of moral turpitude.

f) Employee agrees that the precise value of the covenants in this Section 11 are so difficult to evaluate that no accurate measure of liquidated damages could possibly be established and that, in the event of a breach or threatened temporary and permanent injunctive relief restraining Employee from such breach or threatened breach. In the event that any covenants made in this Section shall be more restrictive than permitted by applicable law, it shall be limited to the extent which is so permitted.

12) NON-COMPETITION AND PRESERVATION OF NON-TRADE
SECRET PROTECTIVE BUSINESS INTERESTS: Upon the termination of Employee's employment relationship with Employer and for twelve (12) months thereafter, irrespective of the time, manner, or method of such termination, the Employee shall not, without the express written consent of the Employer, directly or indirectly, consult with, render services to, or otherwise participate or attempt to participate in any manner in a business which competes with the Employer within the geographic areas where the Employer and/or the Employee conducted business during the twenty-four
(24) month period directly preceding his/her termination of employment with the Employer, and/or:

a) Shall not use or disclose any Confidential
Information to any person or entity without the written authorization of the Employer. Confidential
Information includes, but is not limited to, information concerning Employer's customers; pricing information and methods; training and operational procedures; advertising, marketing, and sales information; financial information; and other data, concepts, strategies, methods, procedures or other confidential information that is not a Trade Secret as defined by Florida Statute Section 688.002;



Employment Agreement
Janis Dezso
January 1, 1998
Page 5

b) Shall not solicit, directly or indirectly, any existing or potential client or customer with whom the Employer has or may have a substantial relationship.
A potential client or customer is defined as any person or entity that the Employer or Employee actively solicited during the twenty-four (24) month period directly preceding the Employee's termination of employment with the Employer;

c) Shall not hire, recruit or attempt to recruit any person employed by the Employer at the time of the Employee's termination of employment with the Employer for any person or business entity which competes or plans to compete with the Employer.

d) Shall not adversely affect the Employer's customer goodwill associated with (1) an ongoing business by way of trade name, trademark, service mark, trade dress and the like; (2) a specific geographic location; or (3) a specific marketing or trade area;
and/or

e) Shall not use extraordinary or specialized training received from the Employer.

f) This Non-Competition and Protection of Non-Trade
Secret Protectible Business Interest provision is expressly intended to benefit the Employer, its successors and assigns (the Third Party Beneficiaries) and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

13) PRESERVATION OF TRADE SECRETS: Upon the termination of the Employee's employment relationship with the Employer the Employee shall not, directly or indirectly, use or disclose any trade secret, as that term is defined by Florida Statute Section 688.002, of the Employer or allow any such trade secret to be disclosed to or used by any person or entity, for any reason or purpose whatsoever. In addition, the Employee will not accept any employment or other business relationship which would, by the nature of the position, involve the inevitable disclosure of any trade secret.

This Non-Disclosure of Trade Secrets provision is expressly intended to benefit the Employer and the Third Party Beneficiaries and the Employer and the Third Party Beneficiaries are expressly authorized to enforce this provision.

14) INDEMNIFICATION : The employee shall be indemnified from liability in connection with her acting as an officer and or director of both Aaron and An-Con including but not limited to indemnification for legal expenses and out-of-pocket disbursements in connection with defense of any claim or lawsuit



Employment Agreement
Janis Dezso
January 1, 1998
Page 6

against him based upon acts or omissions by him during the period that he was an officer and director of the corporation. However, the foregoing indemnification as to certain acts shall not apply in the event it is determined by a court of competent jurisdiction that the employee, during her tenure as an officer and director had a) breached her duty of loyalty to the corporation or the stockholders; b) acted not in good faith or had intentionally conducted himself improperly and had violated the law; c) paid unlawful dividends or made unlawful stock repurchases or redemptions; d) engaged in a transaction in which he had received an improper personal benefit against the interests of the corporation or its shareholders.

15) NOTICES: Any notice required or permitted to be given pursuant to the provisions of this hall be sufficient if in writing, and if personally delivered to the party to be notified or if sent by registered or certified mail to said party at the following addresses:

If to the Company:  An-Con Genetics, Inc./Aaron
Medical Industries, Inc.

7100 - 30th Avenue North
St. Petersburg, FL 33710

If to the Employee: Janis Dezso

13402 Cordova
Largo, FL 33774

16) UNREASONABLE COMPENSATION : It is agreed that in the event all or any part of the compensation paid to the employee shall be disallowed by the Internal
Revenue Service as a deduction by the Company under
section 162 of the Internal Revenue Code of 1986, as amended, (or shall be disallowed as a deduction for state or local income tax purposes) and such disallowance becomes final, the Federal, state or local income tax deficiency and interest or other tax
"costs" to the Company, as the case may be, attributable to said disallowance shall be determined and shall be a debt payable on demand by the Employee to the Company which the Company may recover as a setoff against future compensation.

17) BYLAWS; MISCELLANEOUS : This Agreement is made subject to and with reference to the Bylaws of the Company, which are incorporated herein by reference and which the Employee accepts as binding upon him.

18) SEVERABILITY : In the event any portion of this Agreement is held to be invalid or unenforceable, the invalid or unenforceable portion or provision shall not affect any other provision hereof and this

Employment Agreement
Janis Dezso
January 1, 1998
Page 7

Agreement shall be construed and enforced as if the invalid provision had not been included.

19) BINDING EFFECT : This Agreement shall inure to the benefit of and shall be binding upon the Company and upon any person, firm or corporation with which the Company may be merged or consolidated or which may acquire all or substantially all of the Company's assets through sale, lease, liquidation or otherwise.
The rights and benefits of Employee are personal to him and no such rights or benefits shall be subject to assignment or transfer by Employee.

20) GOVERNING LAW : This Agreement shall be construed and interpreted in accordance with the laws of the State of Florida.

21) ENTIRE AGREEMENT : This Agreement constitutes the entire agreement between the parties and supersedes and replaces any prior agreement; and there are no other agreements between the parties except as set forth herein.

22) AMENDMENT AND MODIFICATION : All terms, conditions and provisions of this
Agreement shall remain in full force and effect unless modified, changed, altered or amended, in writing, executed by both parties.































Employment Agreement
Janis Dezso
January 1, 1998
Page 8


IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective on the day and year first above written.


     An-Con Genetics, Inc.




_____________________
Janis Dezso, Employee

_____________________
J. Robert Saron, Chief  Executive Officer

_____________________
Andrew Makrides, President

Signed Sealed and delivered in the presence of:



__________________
Witness

________________
Witness